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FRANKLIN FLOATING RATE MASTER TRUST

Franklin Floating Rate Master Series
Franklin Middle Tier Floating Rate Fund
Franklin Lower Tier Floating Rate Fund

One Franklin Parkway
San Mateo, California 94403-1906

March 9, 2018

NOTICE OF SOLICITATION OF CONSENTS

To the Shareholders of Franklin Floating Rate Master Series (the "Master Series"), Franklin Middle Tier Floating Rate Fund (the "Middle Tier Fund") and Franklin Lower Tier Floating Rate Fund (the "Lower Tier Fund" and, with the Master Series and Middle Tier Fund, each a "Fund" and collectively, the "Funds"):

This Notice of Solicitation of Consents and accompanying Consent Solicitation Statement are being furnished to you by Franklin Floating Rate Master Trust (the "Trust") in connection with the solicitation, on behalf of the Trust's Board of Trustees (the "Board"), of written consents from the holders of the outstanding shares of each Fund to take actions that require shareholder approval.
The Board is requesting that shareholders of the Funds, as applicable, approve the following proposals:
1.	To elect a Board of Trustees of the Trust;
2.
For the Middle Tier Fund and the Lower Tier Fund, to approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace sub-advisers without shareholder approval; and

3.	For the Middle Tier Fund and the Lower Tier Fund, to approve an amended fundamental restriction regarding investments in commodities.
Please complete, date and sign the enclosed written consent form and return it to the Secretary of the Trust.  To be counted, a shareholder's properly completed written consent form must be received at or before 5:00 p.m., Pacific time, on March 31, 2018 (the "Expiration Date"), subject to extension by the Board.

The Board recommends that all shareholders consent to each proposal, as applicable to the Funds.  You can do so by writing the number of shares entitled to vote on the line in the "CONSENT" column with respect to the proposals on the enclosed written consent form.

By Order of the Board of Trustees,

/s/ Craig S. Tyle
Craig S. Tyle
Vice President

March 9, 2018

This page intentionally left blank.

CONSENT SOLICITATION STATEMENT
TABLE OF CONTENTS

		Page
♦ INFORMATION ABOUT CONSENTING		1
♦ THE PROPOSALS		3
PROPOSAL 1:	TO ELECT A BOARD OF TRUSTEES OF THE TRUST	3
PROPOSAL 2:	FOR FRANKLIN MIDDLE TIER FLOATING RATE FUND AND FRANKLIN LOWER TIER FLOATING RATE FUND, TO APPROVE THE USE OF A "MANAGER OF MANAGERS" STRUCTURE WHEREBY THE FUND'S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL	16
PROPOSAL 3:	FOR FRANKLIN MIDDLE TIER FLOATING RATE FUND AND FRANKLIN LOWER TIER FLOATING RATE FUND, TO APPROVE AN AMENDED FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES	20
♦ ADDITIONAL INFORMATION ABOUT THE FUNDS		21
♦ FURTHER INFORMATION ABOUT WRITTEN CONSENTS		23

EXHIBITS
Exhibit A – Nominating Committee Charter		A-1

FRANKLIN FLOATING RATE MASTER TRUST
Franklin Floating Rate Master Series
Franklin Middle Tier Floating Rate Fund
Franklin Lower Tier Floating Rate Fund

One Franklin Parkway
San Mateo, California 94403-1906

CONSENT SOLICITATION STATEMENT DATED MARCH 9, 2018

♦          INFORMATION ABOUT CONSENTING
Who is asking for my consent?
The Board of Trustees (the "Board" or the "Trustees") of the Franklin Floating Rate Master Trust (the "Trust"), including its various series listed above (collectively, the "Funds" and, individually, a "Fund"), has requested your approval of several matters (the "Proposals" or, each, a "Proposal").
Who is eligible to consent?
Shareholders of record at the close of business on January 10, 2018 (the "Record Date"), are entitled to execute a written consent. Each share of record of a Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter relating to that Fund listed on the written consent form. The written consent form and the Consent Solicitation Statement (the "Statement") were first sent to shareholders of record on or about March 9, 2018.
What issues am I being asked to approve?
Shareholders are being asked to approve the following Proposals:
Proposal No.	Trust/Funds Requested to Consent	Proposal
1.	Trust	To elect a Board of Trustees of the Trust
2.	Franklin Middle Tier Floating Rate Fund and Franklin Lower Tier Floating Rate Fund	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval

Proposal No.	Trust/Funds Requested to Consent	Proposal
3.	Franklin Middle Tier Floating Rate Fund and Franklin Lower Tier Floating Rate Fund	To approve an amended fundamental investment restriction regarding investments in commodities

How does the Board recommend that I consent?
The Board of the Trust unanimously recommends that you consent:
1.	FOR the election of all nominees as Trustees of the Trust;
2.	For Franklin Middle Tier Floating Rate Fund and Franklin Lower Tier Floating Rate Fund: FOR the approval of the use of a "manager of managers" structure; and
3.	For Franklin Middle Tier Floating Rate Fund and Franklin Lower Tier Floating Rate Fund: FOR the approval of an amended fundamental investment restriction regarding investments in commodities.
How do I ensure that my written consent is accurately recorded?
All written consent forms that are properly completed, signed and delivered prior to the Expiration Date (as defined below) will be accepted.  If you have any questions about this Statement or how to execute or revoke your consent, or if you need additional copies of this Statement or written consent forms, please contact Steven J. Gray, Vice President of the Trust, at the address of the Trust set forth above.
Shareholders of record who desire to vote on each Proposal applicable to their Fund must complete, sign, date and deliver the written consent form (or photocopy thereof) for such holder's shares to Mr. Gray.  Such written consent form may be delivered to Mr. Gray by hand or e-mail.
The solicitation of consents will expire at 5:00 p.m., Pacific time, on the earlier of (i) March 31, 2018, or (ii) the date the requisite consent is received (the "Expiration Date").  Notwithstanding anything to the contrary set forth in this Statement, the Trust reserves the right, at any time prior to the Expiration Date, to amend or terminate this solicitation, or to delay accepting consent forms.
Why did the Board determine to seek shareholder approval by written consent?
The Board has determined to seek shareholder approval of the Proposals by written consent, rather than by calling a special meeting of shareholders, because the Funds as of the Record Date had only a small number of shareholders.  The Trust's Agreement and Declaration of Trust and By-laws permit the use of written consents in these circumstances.

♦          THE PROPOSALS
PROPOSAL 1:	TO ELECT A BOARD OF TRUSTEES OF THE TRUST
How are nominees for Trustee selected?
The Board has a Nominating Committee. The Nominating Committee is comprised of John B. Wilson (Chair), Harris J. Ashton, Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, and Larry D. Thompson.   None of the members of the Nominating Committee is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, as amended (the "1940 Act").  Trustees who are not interested persons of the Trust are referred to as the "Independent Trustees," and Trustees who are interested persons of the Trust are referred to as the "Interested Trustees."
The Nominating Committee is responsible for selecting candidates to serve as Trustees for the Trust and recommending such candidates:  (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate's qualifications, the Nominating Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee:  (1) that such candidate be independent from relationships with the Trust's investment manager(s) and other principal service providers, both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any open-end or closed-end investment company other than those within the Franklin Templeton Investments fund complex or a closed-end business development company primarily investing in non-public entities.  The Nominating Committee has not set any minimum qualifications for Board membership as an Interested Trustee.  The Nominating Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates for the Board.
When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources, an ample number of qualified candidates.  The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Board member, including as an Independent Trustee, of the Trust. A Qualifying Fund Shareholder is a shareholder who:  (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Trust having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four (24) month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information:  (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Trust which are owned of record and beneficially by the Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission ("SEC") had the nominee been nominated by the Board; (f) whether the Qualifying Fund Shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Trust if so nominated and elected/appointed.
A Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.
The Board has adopted and approved a formal written charter for the Nominating Committee (the "Charter").  A copy of the Charter is attached to this Statement as Exhibit A.
Who are the nominees for Trustee?
Shareholders of each Fund are being asked to vote for the election of the Trustees who will oversee management of the Trust (including the Funds).  The nominees for election of the Board as for Independent Trustee are Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, Larry D. Thompson and John B. Wilson. The nominees for Interested Trustee are Gregory E. Johnson and Rupert H. Johnson, Jr.  Each nominee, other than Terrence J. Checki, is presently a member of the Board that currently oversees the Trust and the Funds.  In addition, seven of the nine nominees currently are or will be Independent Trustees if elected by shareholders.
If elected, each nominee will hold office until the next meeting of shareholders at which Trustees are elected and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation or removal.
The Interested Trustees hold director and/or officer positions with, or are stockholders of, Franklin Resources, Inc. ("Franklin Resources") and its affiliates.  Franklin Resources is a publicly owned holding company, a principal stockholder of which is Rupert H. Johnson, Jr., who beneficially owned approximately 19.2% of its outstanding shares as of December 31, 2017.  The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation for which he is a trustee or by his spouse, for both of which he disclaims beneficial ownership. Franklin Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies.  Franklin Resources is a New York Stock Exchange ("NYSE") listed holding company (NYSE: BEN). Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson, both nominees for Interested Trustee of the Trust. There are no other family relationships among the officers, Trustees or nominees.
Set forth in the table below are the nominees who are standing for election by shareholders for the first time and the person(s) who initially recommended them for consideration as nominees for Board membership.

Independent Trustee Nominees:	Recommended by:
Terrence J. Checki	An incumbent Independent Board Member
Mary C. Choksi	An incumbent Independent Board Member at the time of appointment
J. Michael Luttig	An incumbent Independent Board Member at the time of appointment
Interested Trustee Nominees:
Rupert H. Johnson, Jr.	Executive Officers of Franklin Resources at the time of appointment

Information regarding the nominees appears below, including information on the business activities of the nominees during the past five years and beyond. In addition to personal qualities, such as integrity, the role of an effective Board member inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and fiduciary obligations. The Board believes that the specific background of each nominee for Trustee evidences such ability and is appropriate to his or her serving on the Board. As indicated below, Harris J. Ashton has served as a chief executive officer of NYSE-listed public corporations; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. Government; Mary C. Choksi has an extensive background in asset management, including founding an investment management firm; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge and eleven years of experience as Executive Vice President and General Counsel of a major public company; John B. Wilson has served as President of International for a Fortune 150 company, chief operating officer of an NYSE-listed public corporation, chief financial officer of a NASDAQ-listed public corporation and partner of a global strategy consulting firm; Terrence J. Checki has served as a senior executive of a Federal Reserve Bank and has vast experience evaluating economic forces and their impacts on markets, including emerging markets; and Gregory E. Johnson and Rupert H. Johnson, Jr. are both high ranking executive officers of Franklin Templeton Investments.
Listed below with the business activities of the nominees are their names and years of birth,  their positions and length of service on the Board, and the number of Fund portfolios in the Franklin Templeton Investments fund complex that they oversee.
Nominees for Independent Trustee:
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee*
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1999	139
Other Directorships Held During at Least the Past 5 Years: Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee*
Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Nominee for Trustee	Not Applicable	113
Other Directorships Held During at Least the Past 5 Years: Hess Corporation (exploration of oil and gas) (2014-present).
Principal Occupation During at Least the Past 5 Years:
Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	139
Other Directorships Held During at Least the Past 5 Years:
Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (August 2017-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1999	139
Other Directorships Held During at Least the Past 5 Years:
Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001- present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	139

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee*
Other Directorships Held During at Least the Past 5 Years: Boeing Capital Corporation (aircraft financing) (2006-2013).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	139
Other Directorships Held During at Least the Past 5 Years:
The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (April 2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	113
Other Directorships Held During at Least the Past 5 Years: None.
Principal Occupation During at Least the Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); serves on private and non-profit boards; and formerly, President, Staples – International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Nominees for Interested Trustee:
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee*
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	153

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee*
Other Directorships Held During at Least the Past 5 Years: None.
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since 2013 and Trustee since 1999	139
Other Directorships Held During at Least the Past 5 Years: None.
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

*
The number of portfolios listed in the tables above includes each separate series or fund within a U.S. registered investment company within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment manager, and also may share a common or affiliated underwriter.

**
Gregory E. Johnson and Rupert H. Johnson, Jr. are "interested persons" of the Trust as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons who can comprise a trust's board of trustees. Gregory E. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust due to their positions as officers, directors and/or shareholders of Franklin Resources. Gregory E. Johnson is the nephew of Rupert H. Johnson, Jr. The remaining nominees are Independent Trustee nominees.

How often does a Trust's Board meet and what are Board Members paid?
The role of the Board is to provide general oversight of the Trust's business and to ensure that the Trust and the Funds are operated for the benefit of all Fund shareholders. The Board met eight times during the prior fiscal year, and the Board generally anticipates meeting at least eight times during the current fiscal year, and will meet more frequently as necessary.  The Board also oversees the services furnished to the Trust and the Funds by the investment manager to the Funds, Franklin Advisers, Inc. (the "Investment Manager"), and various other service providers.
All of the current Independent Trustees serve as board members of other Franklin Templeton funds, many of which hold meetings at different dates and times.
The Board members and management believe that having the same individuals serving on the boards of multiple Franklin Templeton funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can bring their experience and talents to, and effectively oversee the management of, several funds.

Each nominee for Trustee currently in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the nominee for Trustee served during the Trust's most recent fiscal year. During the fiscal year ended July 31, 2017, there were three meetings of the Audit Committee and three meetings of the Nominating Committee. The Trust does not currently have a formal policy regarding Trustees' attendance at annual shareholders' meetings.  The Trust did not hold, and was not required to hold, an annual meeting at which Trustees were elected during its last fiscal year.
The Independent Trustees serve on the boards of trustees of 26 investment companies in the Franklin Templeton Investments fund complex for which each Independent Trustee currently is paid a $247,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled board meeting, a portion of which is allocated to the Trust. To the extent held, compensation may also be paid for attendance at specially held board meetings. The Trust's Lead Independent Trustee is paid an annual supplemental retainer of $25,000 for services to the Trust and such other investment companies, a portion of which is allocated to the Trust.  Board members who serve on the Audit Committee of the Trust and certain other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Trust. John B. Wilson, who serves as chairman of the Audit Committee of the Trust and certain other funds, receives an additional fee of $50,000 per year, a portion of which is allocated to the Trust. Members of the Audit Committee are not separately compensated for any Committee meeting held on the day of a regularly scheduled Board meeting.
Independent Trustees are also reimbursed for expenses incurred in connection with attending board meetings by each fund in Franklin Templeton Investments for which they serve as a board member. The Interested Trustees and certain officers of the Trust who are shareholders of Franklin Resources are not compensated by the Trust for their services, but may be deemed to receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the Franklin Templeton funds. The Investment Manager or its affiliates pays the salaries and expenses of the officers and the Interested Trustees. No pension or retirement benefits are accrued as part of Fund expenses.
The table below indicates the amount each Independent Trustee received from (i) the Trust, for the Trust's fiscal year ended July 31, 2017, and (ii) all funds in the Franklin Templeton Investments fund complex as a whole during the twelve months ended July 31, 2017, as well as the estimated annual benefits, if any, upon retirement.
Independent Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Franklin Templeton Investments Fund Complex*	Number of Boards within Franklin Templeton Investments Fund Complex on which the Trustee Serves**
Harris J. Ashton	$13,821	None	None	$493,000	40
Terrence J. Checki***	N/A	None	None	None	N/A
Mary C. Choksi	$13,880	None	None	$494,418	40
Edith E. Holiday	$13,895	None	None	$536,000	40

Independent Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Franklin Templeton Investments Fund Complex*	Number of Boards within Franklin Templeton Investments Fund Complex on which the Trustee Serves**
J. Michael Luttig	$13,895	None	None	$518,000	40
Larry D. Thompson	$13,895	None	None	$506,000	40
John B. Wilson	$14,536	None	None	$396,000	26

*	Compensation received for the 12 months ended July 31, 2017.
**
We base the number of Boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex.  This number does not include the total number of series within each investment company for which the Board members are responsible.  The Franklin Templeton Investments fund complex currently includes 45 U.S. registered investment companies, with approximately 186 U.S. based funds or series.

***	Mr. Checki is a nominee for Independent Trustee and had not yet served on any Franklin Templeton fund board as of July 31, 2017.
Board members historically have followed a policy of having substantial investments in one or more of the Franklin funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through the adoption of a requirement that each Board member annually invest one-third of fees received for serving as a trustee of a Franklin fund (excluding Committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular Board meeting fees paid to such Board member. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member's fund holdings existing on February 27, 1998 are valued as of such date with subsequent investments valued at cost.
The following table provides the dollar range of equity securities of the Trust and its Funds that are overseen or to be overseen by the Board nominees that are beneficially owned by them as of December 31, 2017.  The aggregate dollar range of equity securities in all U.S. registered funds in the Franklin Templeton Investments fund complex overseen or to be overseen by the Board member was over $100,000 as of December 31, 2017, for each Board nominee, other than Mr. Checki.

Name of Trustee	Dollar Range of Equity Securities in Funds
Independent Trustees:
Harris J. Ashton	None
Terrence J. Checki	None
Mary C. Choksi	None
Edith E. Holiday	None
J. Michael Luttig	None
Larry D. Thompson	None
John B. Wilson	None

Name of Trustee	Dollar Range of Equity Securities in Funds
Interested Board Members:
Gregory E. Johnson	None
Rupert H. Johnson, Jr.	None

Who are the Executive Officers of the Trust?
Officers of the Trust are appointed by the Board and serve at the pleasure of the Board.  Listed below for the Executive Officers of the Trust are their names, years of birth and addresses, as well as their positions and length of service with the Trust, and principal occupations during at least the past five years.
Executive Officers of the Trusts:
Name, Address and Year of Birth	Position(s) with Funds	Length of Time Served*
Rupert H. Johnson, Jr.	Current Trustee and Chairman of the Board	Board member since 1983
Please refer to the table "Nominees for Interested Trustee" for additional information about Mr. Rupert H. Johnson, Jr.
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Mark Boyadjian (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2003
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Name, Address and Year of Birth	Position(s) with Funds	Length of Time Served*
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer or some of the other subsidiaries of Franklin Resources and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Name, Address and Year of Birth	Position(s) with Funds	Length of Time Served*
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

What are the Standing Committees of the Board?
In addition to the Nominating Committee, the Board has a standing Audit Committee.
Audit Committee
The Trust's Audit Committee is responsible for the appointment, compensation and retention of the Trust's independent registered public accounting firm ("auditors"), including evaluating their independence, recommending the selection of the Trust's auditors to the full Board and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal auditing. The Audit Committee is comprised of Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, Larry D. Thompson and John B. Wilson (Chair).  All of the members of the Audit Committee are Independent Trustees.
Selection of Auditors.  The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP ("PwC") as the auditors for the Trust's current fiscal year.

Audit Fee Information
Audit Fees.  The aggregate fees paid for professional services rendered by PwC for the audit of the Funds' annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $194,600 for the fiscal year ended July 31, 2017 and $197,816 for the fiscal year ended July 31, 2016.
Audit-Related Fees.  There were no fees paid for assurance and related services rendered by PwC to the Funds that are reasonably related to the performance of the audit of the Funds' financial statements and are not reported above for the fiscal years ended July 31, 2017 and 2016.
In addition, the Audit Committee pre-approves PwC's engagement for audit-related services to be provided to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds, which engagements relate directly to the operations and financial reporting of the Funds.  For the fiscal years ended July 31, 2017 and 2016, there were no fees paid to PwC for such services.
Tax Fees.  There were no fees paid for professional services rendered by PwC to the Funds for tax compliance, tax advice or tax planning services (together, "tax services") for the fiscal years ended July 31, 2017 and 2016.
In addition, the Audit Committee pre-approves PwC's engagement for tax services to be provided to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds, which engagements relate directly to the operations and financial reporting of the Trust and the Funds.  In the fiscal years ended July 31, 2017 and 2016, there were no fees paid to PwC for such services.
All Other Fees.  The aggregate fees paid for products and services provided by PwC to the Funds, other than the services reported above, were $0 for the fiscal year ended July 31, 2017 and $824 for the fiscal year ended July 31, 2016.  The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.
In addition, the Audit Committee pre-approves PwC's engagement for other services to be provided to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust and the Funds, which engagements relate directly to the operations and financial reporting of the Funds.  For the fiscal years ended July 31, 2017 and 2016, there were no fees paid to PwC for such services.
Aggregate Non-Audit Fees.  The aggregate fees paid for non-audit services rendered by PwC to the Funds and to the Investment Manager and to any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds were $255,000 for the fiscal year ended July 31, 2017 and $442,751 for the fiscal year ended July 31, 2016.  The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process and derivatives assessments and review of system processes related to fixed income securities.
The Audit Committee has considered whether the provision of the non-audit services, including tax-related services, that were rendered to the Investment Manager and to any entity controlling,

controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds is compatible with maintaining PwC's independence.
Audit Committee Pre-Approval Policies and Procedures.  As of the date of this Statement, the Audit Committee has not adopted written pre-approval policies and procedures within the meaning of Regulation S-X. As a result, all such services described above and provided by PwC must be pre-approved by the Audit Committee or by a designated member of the Audit Committee.
What is the Board's Role in Risk Oversight?
The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management, in consultation with the Board and its counsel. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the Investment Manager's initiative. In addition, the Audit Committee meets regularly with the Investment Manager's internal audit group to review reports on its examination of functions and processes within Franklin Templeton Investments that affect the Trust and the Funds, and reviews and discusses the Trust's and the Funds' processes with respect to risk assessment and risk management.
With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds meet regularly with the Board to discuss portfolio performance, including investment risk. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Fund's risk profile, the Board generally is consulted with respect to such change. To the extent that a Fund invests in certain complex investments, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such investments. In addition, the Investment Manager's investment risk personnel meet regularly with the Board to discuss a variety of issues, including the impact on a Fund of the investment in particular securities or instruments, such as derivatives and commodities.
With respect to valuation, the Trust's administrator provides regular written reports to the Board that enable the Board to monitor the number of fair valued securities in a particular Fund, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within a Fund's portfolio. The Board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, the Audit Committee reviews valuation procedures and results with the Trust's independent auditors in connection with such Committee's review of the results of the audit of the Trust's year-end financial statements.
With respect to compliance risks, the Board receives regular compliance reports prepared by the Investment Manager's compliance group and meets regularly with the Trust's Chief Compliance Officer ("CCO") to discuss compliance issues, including compliance risks. In accordance with SEC rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board.  The Board adopts compliance policies and procedures for the Trust and approves such procedures for the Trust's service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.  The Investment Manager periodically provides an enterprise risk management presentation to the

Board to describe the way in which risk is managed on a complex-wide level. Such presentation covers such areas as investment risk, reputational risk, operational risk, personnel risk, and business continuity risk.
What is the Leadership Structure of the Board?
Seventy-five percent or more of Board's members consist of Independent Trustees who are not deemed to be "interested persons" by reason of their relationship with the Trust's management or otherwise as provided under the 1940 Act. While the Chairman of the Board is an interested person, the Board is also served by a Lead Independent Trustee. The Lead Independent Trustee, together with independent counsel, reviews proposed agendas for Board meetings and generally acts as a liaison with Trust management with respect to questions and issues raised by the Independent Trustees. The Lead Independent Trustee also presides at separate meetings of Independent Trustees held in advance of each scheduled Board meeting where various matters, including those being considered at such Board meeting, are discussed. It is believed such structure and activities assure that proper consideration is given at Board meetings to matters deemed important to the Trust, the Funds and their shareholders.
What is the Required Vote on Proposal 1?
For Proposal 1, the Trustee nominees will be elected to the Board by the affirmative approval of a plurality of shares voted by written consents executed collectively by the shareholders of all of the Funds of the Trust.  This means that the Trustee nominees receiving the largest number of votes will be elected to fill the available positions. Because there are nine nominees standing for election to nine seats, a nominee may be elected if he or she receives the affirmative approval of any of the Trust shares voting, even if less than a majority.
THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE "FOR" THE ELECTION OF EACH
 OF THE NOMINEES TO THE BOARD.
PROPOSAL 2:
FOR FRANKLIN MIDDLE TIER FLOATING RATE FUND AND FRANKLIN LOWER TIER FLOATING RATE FUND, TO APPROVE THE USE OF A "MANAGER OF MANAGERS" STRUCTURE WHEREBY THE FUND'S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

Background
Pursuant to the investment management agreements between Franklin Middle Tier Floating Rate Fund and Franklin Lower Tier Floating Rate Fund (together, the "Tier Funds" and, each, a "Tier Fund") and the Investment Manager, the Investment Manager is responsible for, among other items, managing the assets of the Tier Funds and making decisions with respect to the investment of the Tier Funds' assets and purchases and sales of investment securities on behalf of the Tier Funds, subject to the supervision of the Board.
The Investment Manager is directly, wholly owned by Franklin Resources.  Many of Franklin Resources' subsidiaries that provide investment management services (together, the "Investment Manager Affiliates," and each, an "Investment Manager Affiliate") are organized under the laws of different jurisdictions throughout the world for sales, client servicing and tax purposes.  Franklin Resources operates the Investment Manager Affiliates on a unified basis.  For example, the Investment Manager Affiliates generally share order management systems, investment operations support and many compliance policies and procedures.  While each Investment Manager Affiliate has its own personnel and resources, including portfolio managers and analysts, and offers specialized management services to clients, the Investment Manager Affiliates generally share support personnel, such as with respect to tax, legal and accounting matters.  Depending on the strategy for a particular Tier Fund, the Fund's Investment Manager may wish to use the portfolio management and trading expertise of personnel employed by an Investment Manager Affiliate in other global locations, thereby providing to Fund shareholders the full benefit of the global resources of Franklin Resources.  Alternatively, a Tier Fund's Investment Manager may wish to provide the Fund with the skill and expertise of a subadviser that is not affiliated in any way with Franklin Resources or the Fund's Investment Manager.
Provisions of the 1940 Act that apply to the Tier Funds require that investment management agreements between funds and their investment managers (including subadvisers) be approved by shareholders.  The SEC, however, has issued an exemptive order (the "Order") to the Investment Manager and any Investment Manager Affiliates and any existing or future registered open-end investment company or series advised by the Investment Manager or the Investment Manager Affiliates to hire certain new subadvisers without obtaining shareholder approval (the "Manager of Managers Structure").  Under the Order, the hiring of new subadvisers remains subject to the approval of the Board, including a majority of the Independent Trustees, as well as certain other conditions.  The Order would allow the Investment Manager to hire, without shareholder approval, new subadvisers that are affiliated with the Investment Manager (e.g., the Investment Manager and the subadviser are both wholly owned, directly or indirectly, by the same corporate parent), and new subadvisers that are not affiliated with the Investment Manager in any way. Under the Order, a Tier Fund must disclose to its shareholders the aggregate fees paid by the Investment Manager to affiliated subadvisers and to unaffiliated subadvisers and the fee paid to each affiliated subadviser.  Before a Tier Fund may rely on the Order, the Fund's use of the Manager of Managers Structure must be approved by a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act and discussed below.
Why am I being asked to approve this Proposal?
The Board determined to seek shareholder approval of the Manager of Managers Structure in reliance on the Order in connection with the Statement, which otherwise is being sent to elect Trustees and to vote on the other matter described in this Statement, in order to avoid additional costs in the future, in the event that the Investment Manager, with the approval of the Board, including a majority of the Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interests of a Tier Fund.  The process of seeking shareholder approval of the Manager of Managers Structure in the future could cause delays in executing changes that the Board and the Investment Manager have determined are in the best interests of a Tier Fund.  Seeking shareholder approval also typically involves additional expenses.
Any new fund launched by Franklin Templeton Investments typically will allow for the Manager of Managers Structure.  However, because each Tier Fund was launched before the Order was received, shareholder approval is now required for a Tier Fund to use the Manager of Managers Structure in reliance on the Order. In addition to the Tier Funds seeking this approval, other funds within the Franklin Templeton Investments fund complex have recently sought the same approval.

The Investment Manager currently does not intend to use the Manager of Managers Structure for the Tier Funds because near-term changes to the portfolio management structure for the Tier Funds are not anticipated.  However, as noted above, Franklin Resources is a global investment management organization with offices and Investment Manager Affiliates located around the world.  From time to time, a portfolio manager may relocate from one Investment Manager Affiliate to another in order to gain further experience, or the Investment Manager may believe it would be beneficial to a Tier Fund to have access to the investment management expertise of another Investment Manager Affiliate.  If a Tier Fund were permitted to rely on the Order, such investment management changes could be effected with Board approval, but without the time and expense associated with obtaining shareholder approval.
How will the Manager of Managers Structure operate?
Under the Manager of Managers Structure, the Investment Manager will be permitted to appoint and replace subadvisers for the Tier Funds and to enter into and approve amendments to subadvisory agreements without first obtaining shareholder approval.  However, the Board, including a majority of the Independent Trustees, must approve any new subadviser and any new or amended subadvisory agreement for the Tier Fund.  In addition, if the Manager of Managers Structure is approved for a Tier Fund, that Fund's investment management agreement will be amended to allow for subadvisory agreements that are not approved by shareholders.
Under the Manager of Managers Structure, the Investment Manager would have the overall responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination and replacement.  Specifically, the Order requires the Investment Manager to, subject to the review and approval of the Board, including a majority of the Independent Trustees for each Tier Fund:  (a) set the Fund's overall investment strategy; (b) evaluate, select and recommend subadvisers to manage all or a portion of the Fund's assets; and (c) implement procedures reasonably designed to ensure that each subadviser complies with the Fund's investment goal, policies and restrictions.  In addition, subject to the review by the Board, the Investment Manager is required to:  (a) when appropriate, allocate and reallocate the Fund's assets among multiple subadvisers; and (b) monitor and evaluate the performance of the subadvisers.  The replacement of the Investment Manager or the imposition of material changes to the Tier Fund's investment management agreement would, however, require prior shareholder approval.
If the Investment Manager, with the approval of the Board, including a majority of the Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interests of a Tier Fund, the Manager of Managers Structure would without obtaining shareholder approval:  (1) enable a new subadviser to commence providing services to a Fund more quickly and with less potential expense to the Fund; (2) permit the Investment Manager to allocate and reallocate the Fund's assets among itself and one or more subadvisers; and (3) permit the Board to approve material changes to a subadvisory agreement.
Under the Manager of Managers Structure, upon receiving approval of the Board, including a majority of the Independent Trustees, subadvisers selected by the Investment Manager could immediately manage the Tier Fund's assets.  The Tier Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after hiring the subadviser.

How does this Proposal affect my fees as a shareholder of a Tier Fund?
Approval of this Proposal will not affect your fees as a shareholder of a Tier Fund.  The Manager of Managers Structure will not at any time entail an increase in the investment management fees paid by a Tier Fund.  Further shareholder approval would be necessary to increase the investment management fees that are payable by a Tier Fund, which is not contemplated.
How does this Proposal affect my right to vote on subadvisory agreements?
If Proposal 2 is approved for a Tier Fund, and the Board and the Investment Manager believe that the use of one or more subadvisers would be in the best interests of the Fund, the Tier Fund's shareholders generally would not be asked to approve hiring a subadviser for the Fund, assuming that the conditions of the Order are met.  Rather, the Investment Manager, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval.  The Tier Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.
Why did the Board approve the Manager of Managers Structure?
The Board, including a majority of the Independent Trustees, approved the Manager of Managers Structure and is recommending that shareholders approve the Manager of Managers Structure in reliance on the Order in the Statement in order to avoid additional costs in the future, in the event that the Investment Manager, with the approval of the Board, including a majority of the Independent Trustees, determines that it is in the best interests of a Tier Fund to use the Manager of Managers Structure.
What is the required vote on Proposal 2?
Proposal 2 will be approved by shareholders of each of the Tier Funds. For Proposal 2, before a Tier Fund may rely on the Order, the operation of the Fund using the Manager of Managers Structure must be approved by the affirmative approval of a "majority of the outstanding voting securities" of the Tier Fund which is more than 50% of the outstanding voting securities of such Fund (a "1940 Act Majority Vote").
If Proposal 2 is not approved by a Tier Fund's shareholders, then the Investment Manager generally would only be able to enter into new or amended subadvisory agreements with shareholder approval, potentially causing delay and expense in making a change deemed beneficial to the Fund and its shareholders by the Board and the Investment Manager.
THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE "FOR" PROPOSAL 2.

PROPOSAL 3:	FOR FRANKLIN MIDDLE TIER FLOATING RATE FUND AND FRANKLIN LOWER TIER FLOATING RATE FUND, TO APPROVE AN AMENDED FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES
Under the 1940 Act, a fund must have a fundamental investment restriction governing investments in "commodities."  The 1940 Act does not prohibit a fund from investing in commodities.  Each Tier Fund's current fundamental investment restriction regarding commodities is as follows:
[The Fund may not:]  Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.
The Tier Funds' Investment Manager and Board are recommending that each Tier Fund amend its current fundamental investment restriction regarding investments in commodities to provide the Fund with the flexibility to adapt to continuously changing regulation and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with the Fund's investment goal and subject to oversight by the Board.  Since the adoption of the Tier Funds' current fundamental investment restrictions regarding commodities, the financial markets and related regulation by the SEC, the U.S. Commodity Futures Trading Commission ("CFTC") and other governmental agencies have evolved, and new types of financial instruments have become available as potential investment opportunities, including commodity-linked instruments.  Under the proposed restriction, if current applicable law were to change, the Tier Funds would be able to conform to any such new law without shareholders taking further action.
The proposed standardized fundamental investment restriction regarding investments in commodities is as follows:
[The Fund may not:]  Purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
What effect will amending the current commodities restriction have on the Tier Funds?
The proposed fundamental investment restriction would clarify the ability of each Tier Fund to engage in transactions involving currencies and other derivative transactions, such as futures contracts, forward contracts, commodity options and swaps, subject to oversight by the Board.  Notwithstanding the potential flexibility provided by the proposed fundamental investment restriction, each Tier Fund is subject to limitations established from time to time by the Board regarding the use of derivatives.  In addition, the Investment Manager, with respect to the Tier Funds, currently relies on CFTC Rule 4.5 for an exclusion from commodity pool operator registration. The Investment Manager intends to continue to limit each Tier Fund's use of commodity interests to the trading limitations set forth in such rule, as well as other applicable laws and regulations.  It is not anticipated that the adoption of the proposed investment restriction would involve additional risk to any Tier Fund or affect the way any Tier Fund is currently managed or operated.

What is the required vote on Proposal 3?
To approve Proposal 3, a Tier Fund must receive the affirmative 1940 Act Majority Vote of its shareholders.  If Proposal 3 is not approved by a Tier Fund's shareholders, the Fund's current fundamental investment restriction regarding commodities will remain in effect.
THE BOARD UNANIMOUSLY RECOMMENDS
 A VOTE "FOR" PROPOSAL 3.

♦          ADDITIONAL INFORMATION ABOUT THE FUNDS
The Investment Manager.    The Investment Manager of the Funds is Franklin Advisers, Inc., One Franklin Parkway San Mateo, CA 94403-1906.  Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of each Fund's assets. The Investment Manager is a direct, wholly owned subsidiary of Franklin Resources.
The Administrator.    Pursuant to a subcontract for fund administrative services, Franklin Templeton Services, LLC ("FT Services") provides certain administrative functions for the Funds.  FT Services, with its principal address at One Franklin Parkway, San Mateo, California 94403-1906, is an indirect, wholly owned subsidiary of Franklin Resources and an affiliate of the Investment Manager.  The fee for administrative services provided by FT Services is paid by each Fund's Investment Manager based on the Fund's average daily net assets, and is not an additional expense of the Fund.
Private Placement Agent.    Franklin Templeton Financial Services, Inc. ("FTFS"), One Franklin Parkway, San Mateo, CA 94403, has an agreement with the Trust to serve as the private placement agent of each Fund.  FTFS is an indirect, wholly owned subsidiary of Franklin Resources and is an affiliate of the Investment Manager.
The Transfer Agent.    The transfer agent and shareholder servicing agent for the Trust and the Funds is Franklin Templeton Investor Services, LLC ("FTIS"), located at 3344 Quality Drive, Rancho Cordova, California 95670-7313.
The Custodian.    The custodian for each Fund is The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, New York 10286.
Other Matters.    Each Fund's audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders are available free of charge. To obtain a copy, please call (800) DIAL BEN® ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.
Outstanding Shares and Principal Shareholders.    The outstanding shares of each Fund as of January 10, 2018 were as follows:
Fund	Number of Outstanding Shares
Franklin Floating Rate Master Series	193,068,444.404
Franklin Middle Tier Floating Rate Fund	36,966,057.669
Franklin Lower Tier Floating Rate Fund	39,184,885.257

As of January 10, 2018, the following shareholders held more than 25% of the Fund's shares that were issued and outstanding:

Franklin Floating Rate Master Series

Name and Address	Percentage Owned (%)
J.P. Morgan Bank (Ireland) plc FBO Franklin Floating Rate Fund plc J.P. Morgan House International Financial Services Center Dublin 1 Ireland	100.00%

Franklin Middle Tier Floating Rate Fund

Name and Address	Percentage Owned (%)
Franklin Strategic Income Fund One Franklin Parkway San Mateo, CA 94403-1906	59.06%

Franklin Lower Tier Floating Rate Fund

Name and Address	Percentage Owned (%)
Franklin Strategic Income Fund One Franklin Parkway San Mateo, CA 94403-1906	64.72%

Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a Fund is presumed to control the Fund under the provisions of the 1940 Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of a Fund.
The names and addresses of shareholders that owned beneficially or of record 5% or more of the outstanding shares of each Fund (other than those listed as control persons above) are set forth below.
Franklin Middle Tier Floating Rate Fund

Name and Address	Percentage Owned (%)
Franklin Floating Rate Daily Access Fund One Franklin Parkway San Mateo, CA 94403-1906	15.61%
J.P. Morgan Bank (Ireland) plc FBO Franklin Floating Rate Fund plc J.P. Morgan House International Financial Services Center Dublin 1 Ireland	7.96%
Franklin Low Duration Total Return Fund One Franklin Parkway San Mateo, CA 94403-1906	6.46%

Name and Address	Percentage Owned (%)
Franklin Strategic Income VIP Fund One Franklin Parkway San Mateo, CA 94403-1906	5.48%
Franklin Total Return Fund One Franklin Parkway San Mateo, CA 94403-1906	5.11%

Franklin Lower Tier Floating Rate Fund

Name and Address	Percentage Owned (%)
Franklin Floating Rate Daily Access Fund One Franklin Parkway San Mateo, CA 94403-1906	14.42%
J.P. Morgan Bank (Ireland) plc FBO Franklin Floating Rate Fund plc J.P. Morgan House International Financial Services Center Dublin 1 Ireland	7.36%
Franklin Strategic Income VIP Fund One Franklin Parkway San Mateo, CA 94403-1906	5.31%

To the knowledge of the Trust's management, as of January 10, 2018, there were no other shareholders, except as set forth above, owning beneficially or of record more than 5% of the outstanding shares of any Fund.
In addition, to the knowledge of the Trust's management, as of January 10, 2018, no nominee or Board member of the Trust owned 1% or more of the outstanding shares of the Trust or any Fund thereof, and the Board members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Trust or any Fund thereof.
Contacting the Board.    If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of the Trust at the Trust's offices at One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary.  The correspondence will be given to the appropriate Board for review and consideration.
♦          FURTHER INFORMATION ABOUT WRITTEN CONSENTS
Solicitation of Written Consents.    Your written consent is being solicited by the Board.  The cost of soliciting consents is expected to be nominal – only a small number of Statements will need to be printed, there will be no mailing costs, and there is no need to engage a proxy solicitor.  To the extent that there are costs, such costs will be paid by the Funds.
A shareholder may vote by submitting the written consent form originally sent with this Statement by mail or by delivering it to the Secretary of the Trust by hand or e-mail.

Method of Tabulation.    The approval required to approve each Proposal is set forth in the discussion of the Proposal above.
Effect of Abstentions and Broker Non-Votes.   Abstentions, if any, will have no effect on Proposal 1 and will have the effect of a vote against Proposals 2 and 3. Because the Funds do not expect to receive any consents from broker-dealers who may be voting in their discretion on behalf of their clients, the Funds do not expect to receive any broker non-votes.

By Order of the Board of Trustees,

/s/ Craig S. Tyle
Craig S. Tyle, Vice President

March 9, 2018

EXHIBIT A

NOMINATING COMMITTEE CHARTER

I.	The Committee.
The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board").  The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board.  The Committee shall be comprised entirely of "independent members."  For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund ("Disinterested Board members") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

II.	Board Nominations and Functions.
1.
The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board.  The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Fund's investment manager and other principal service providers.  Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act.  The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

2.	The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Board to the full Board.
3.
The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4.
The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund's offices.  The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.	Committee Nominations and Functions.
The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

IV.	Other Powers and Responsibilities.
1.
The Committee shall meet at least once each year or more frequently in open or executive sessions.  The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate.  The Committee shall have separate sessions with management and others, as and when it deems appropriate.

A-1

EXHIBIT A (cont'd)

2.
The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3.	The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.
4.
A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee.  The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.  The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund's by-laws.  In the event of any inconsistency between this Charter and the Fund's organizational documents, the provisions of the Fund's organizational documents shall be given precedence.

5.	The Committee shall review this Charter at least annually and recommend any changes to the full Board.
ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY
The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.
A-2

FRANKLIN FLOATING RATE MASTER TRUST
[FUND NAME]
One Franklin Parkway
San Mateo, California 94403-1906

FORM OF CONSENT

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby (i) acknowledges receipt of the notice dated March 9, 2018 of the solicitation of consents from the shareholders of [FUND NAME], a series of Franklin Floating Rate Master Trust, a Delaware statutory trust, and the Consent Solicitation Statement related thereto, and (ii) votes [NUMBER] of shares of [FUND NAME] held of record by the undersigned as of January 10, 2018, in the manner designated herein.
1)	To Elect a Board of Trustees for the Trust	CONSENT	WITHHOLD
	(1) Harris J. Ashton	_________	___________
	(2) Terrence J. Checki	_________	___________
	(3) Mary C. Choksi	_________	___________
	(4) Edith E. Holiday	_________	___________
	(5) Gregory E. Johnson	_________	___________
	(6) Rupert H. Johnson, Jr.	_________	___________
	(7) J. Michael Luttig	_________	___________
	(8) Larry D. Thompson	_________	___________
	(9) John B. Wilson	_________	___________

2)	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace sub-advisers without shareholder approval.

CONSENT _________

AGAINST _________

ABSTAIN _________

3)	To approve an amended fundamental restriction regarding investments in commodities.

CONSENT _________

AGAINST _________

ABSTAIN _________

FRANKLIN FLOATING RATE MASTER TRUST
On behalf of [Franklin Templeton Fund name]

By:
Name:
Title:

Date:  ___________, 20__
Please date and sign this consent and deliver it to the Secretary of Franklin Floating Rate Master Trust, One Franklin Parkway, San Mateo, California 94403-1906 by March 31, 2018.